FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 11, 2000

                 Date of Earliest Event Reported: April 5, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

            VIRGINIA                                      54-1387365
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                       Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5: OTHER EVENTS

On April 5, 2000, Dollar Tree Stores, Inc. issued a press release regarding the signing of a definitive merger agreement with Dollar Express, Inc. and first quarter sales. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by this reference.

The full text of the Merger Agreement and the related Registration Rights Agreement is attached as Exhibits 2.1 and 4.1, respectively.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

Exhibit #    Description

2.1 Merger Agreement dated April 5, 2000 by and among Dollar Tree Stores, Inc., DT Keystone, Inc., Dollar Express, Inc., and The Shareholders of Dollar Express, Inc.

4.1          Registration Rights Agreement dated April 5, 2000.

99.1 Dollar Tree Stores, Inc.'s press release regarding the announcement of the signing of a definitive merger agreement between Dollar Tree Stores, Inc. and Dollar Express, Inc. and first quarter sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: April 11, 2000

                                                  DOLLAR TREE STORES, INC.


                                                  By: /s/ Macon F. Brock, Jr.
                                                      -----------------------
                                                      Macon F. Brock, Jr.
                                                      President and CEO